RYDEX SERIES FUNDS

Global Managed Futures Strategy Fund

All-Asset Aggressive Strategy Fund

All-Asset Moderate Strategy Fund

All-Asset Conservative Strategy Fund

Supplement dated February 25, 2013

to the Currently Effective Prospectuses, Summary Prospectuses and Statements of Additional Information of the above listed Funds

This supplement provides new and additional information beyond that contained in the Prospectuses and Summary Prospectuses (collectively, the “Prospectuses”) and Statements of Additional Information (together, the “SAIs”) listed above and should be read in conjunction with the Prospectuses and SAIs.

On February 14, 2013, at the recommendation of Security Investors, LLC, the investment adviser to the series of Rydex Series Funds (the “Trust”), the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the Global Managed Futures Strategy Fund, All-Asset Aggressive Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Conservative Strategy Fund (each, a “Fund” and collectively, the “Funds”) pursuant to the terms of a Plan of Liquidation. Accordingly, the Global Managed Futures Strategy Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about February 28, 2013 and the All-Asset Aggressive Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Conservative Strategy Fund are expected to cease operations, liquidate their assets, and distribute the liquidation proceeds to shareholders of record on or about March 27, 2013 (each, a “Liquidation Date” and collectively, the “Liquidation Dates”).

The Global Managed Futures Strategy Fund will be closed to shareholders on or about February 21, 2013 and the All-Asset Aggressive Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Conservative Strategy Fund will be closed to new investments on or about March 20, 2013 (seven (7) calendar days in advance of each Fund’s Liquidation Date). The planned liquidation of the Funds may cause the Funds to increase their cash holdings and deviate from their investment objectives, investment strategies, and investment policies as stated in the Funds’ Prospectuses and SAIs.

Prior to the Liquidation Date of each Fund, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectuses under “Selling Fund Shares” and “Exchanging Fund Shares,” respectively. Effective immediately, any applicable contingent deferred sales charge (“CDSC”) will be waived for shareholders redeeming C-Class Shares of a Fund. Shareholders remaining in a Fund on the Fund’s Liquidation Date may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings.

Shareholders who opened their accounts directly with Rydex Fund Services, LLC, the Funds’ transfer agent, may contact Rydex Fund Services, LLC at 800.820.0888 prior to each Fund’s Liquidation Date to request that their liquidating cash distribution be reinvested in another Guggenheim Investments fund upon the liquidation of the Fund in which they own shares. Shareholders who opened their accounts through a broker or other financial intermediary should contact that financial intermediary to assist with the reinvestment of their liquidating cash distribution.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the applicable Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount includes any accrued capital gains and dividends. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of each Fund on the Liquidation Date will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Important Information for Retirement Plan Investors: Retirement plan investors should consult their tax advisers regarding the consequences of the receipt of a liquidating cash distribution or a redemption of Fund shares prior to the liquidation of the Fund in which they own shares. Upon the receipt of a distribution from the Fund in which he/she owns shares, whether in the form of a redemption or liquidating cash distribution, retirement plan investors may have a limited time within which to reinvest the distribution proceeds to avoid adverse tax consequences.

Shareholders may contact Guggenheim Investments Client Services at 800.820.0888 with any questions regarding the liquidation of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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